UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 17, 2007
               (Date of earliest event reported): October 3, 2007


                            TRANS-SCIENCE CORPORATION
        -----------------------------------------------------------------
        (Exact Name of small business issuer as specified in its charter)

       California                  000-52440                  95-3542340
 ------------------------    ---------------------    ------------------------
 (State of Incorporation)    (Commission File No.)    (IRS Employer ID Number)

                     4490 Philbrook Sq., San Diego, CA 92130
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                    (Address of principal executive offices)

                                 (858) 523-1177
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              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ))

SUMMARY

Item 3.02 - Unregistered Sales of Equity Securities

On October 3, 2007, in a transaction exempt from registration, the Registrant sold an aggregate of 10,000,000 shares of its Common Stock, no par value, at a price of $.0008 per share, for total consideration of $8,000 to a total of 17 purchasers. No underwriter was involved in the transaction. The Registrant relied on Section 4 (2) of the Securities Act of 1933, as amended (the "Act") with respect to purchasers resident in the United States and Regulation S promulgated under the Act with respect to foreign purchasers.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANS-SCIENCE CORPORATION

By: /s/ Gopal Sahota
    ---------------------
    Gopal Sahota
    President

Date: October 17, 2007